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                  SECOND AMENDMENT TO MANAGEMENT SERVICES AGREEMENT


          This SECOND AMENDMENT TO MANAGEMENT SERVICES AGREEMENT (this "AMENDMENT") is dated as of April 30, 1998, and entered into among WHEREHOUSE ENTERTAINMENT, INC., a Delaware corporation formerly known as WEI Acquisition Co. (the "COMPANY"), ALVAREZ & MARSAL, INC., a New York corporation ("A&M"), A&M INVESTMENT ASSOCIATES #3, LLC, a Delaware limited liability company (the "AFFILIATE") and ANTONIO C. ALVAREZ II, an individual ("ALVAREZ"). Reference is made to that certain Management Service Agreement (the "MANAGEMENT SERVICES AGREEMENT" and as amended hereby the "AMENDED AGREEMENT") dated as of January 31, 1997 and amended by an Extension and Amendment dated as of February 1, 1998, among the Company, A&M, the Affiliate, Alvarez and, with respect to Section 2(c) and 8 thereof only, Cerberus, and binding upon the Support Employees. All capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in the Management Services Agreement and the POR.


                                       RECITALS


          WHEREAS, the POR provided for the issuance of shares of the Company's Common Stock (the "COMMON STOCK") to holders of certain Allowed Claims against the Company's predecessor; and

          WHEREAS, the Management Services Agreement currently provides that the number of Shares to be sold to the Affiliate, pursuant to that certain Stock Subscription Agreement dated as of January 31, 1997 (the "STOCK SUBSCRIPTION AGREEMENT") are to be adjusted upward or downward such that the A&M Shares equal 10% of the sum of the Plan Shares and the A&M Shares, with such adjustments to be made based on the actual number of Plan Shares, which in turn is dependent on the resolution of Claims under the POR; and

          WHEREAS, the Company is still in the process of resolving disputed Claims under the POR; and

          WHEREAS, certain holders of Claims that are entitled to receive shares of Common Stock under the POR have expressed a preference for receiving their POR dividend in cash and are willing to enter into settlements with the Company, which the Company believes are in its interest, providing for payments of cash in lieu of Common Stock; and

          WHEREAS, if such holders of Claims were paid in Common Stock, as provided for in the POR, the Affiliate would be entitled to count such shares of Common

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Stock as Plan Shares for purposes of adjusting the number of A&M Shares under
Section 4(b) of the Management Services Agreement; and

          WHEREAS, the parties believe that it would be unfair to the Affiliate and contrary to the original intent of the parties if cash settlements with holders of Claims entitled to receive Common Stock under the POR had the effect of reducing the A&M Shares; and

          WHEREAS, determining the number of shares of Common Stock that would have been issued to holders of Claims that settle for cash in lieu of Common Stock is not subject to precision since such settlements generally involve an agreement to pay a sum certain in cash without the Company and the holder agreeing on the correct amount of the Allowed Claim or the value per share of the Common Stock that the holder would have received under the POR if the Company and the holder had agreed on the amount of the Allowed Claim; and

          WHEREAS, the parties believe that in order to approximate the number of shares of Common Stock that would have been issued to holders of Claims but for cash settlements, it is appropriate to divide the cash payments to such holders by $8.36, which is the fully diluted value of such shares of Common Stock as set forth in the First Amended Disclosure Statement for Debtors' First Amended Chapter 11 Plan, as approved by the Bankruptcy Court in the Company's predecessor's bankruptcy case, and which was used to solicit votes on the POR; and

          WHEREAS, A&M, the Affiliate, Alvarez and the Company desire to amend the Management Services Agreement to reflect the original intent of the parties given that the settlement of Claims for cash in lieu of Common Stock was not contemplated as of the original date of the Management Services Agreement and the Stock Subscription Agreement;

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


          SECTION 1. AMENDMENT TO SECTION 4(b)(1) OF THE MANAGEMENT SERVICES AGREEMENT

          Section 4(b)(1) of the Management Services Agreement is amended to read in full as follows:

          (1) NUMBER OF SHARES. On the Commencement Date, and pursuant to a Stock Subscription Agreement in the form attached hereto as EXHIBIT B (the "STOCK SUBSCRIPTION AGREEMENT"), the Company shall issue and sell to the Affiliate and the Affiliate shall purchase, 1,100,000 shares (the "A&M SHARES") of the Company's Common Stock, par value $0.01 per share (the "COMMON STOCK"), subject to upward or downward adjustment such that the

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     total number of A&M Shares is equal to ten percent (10.0%) of the SUM OF:
     (A) the total number of Shares issued pursuant to the POR (the "PLAN SHARES") other than upon exercise of the Warrants, as defined in the POR (the "WARRANTS", (B) the QUOTIENT OF (X) the amount in dollars paid to the Holders of Allowed General Unsecured Claims (as defined in the POR and exclusive of Eligible Suppliers who elected the Exchange Option, also as defined in the POR) in lieu of such Holders receiving Plan Shares DIVIDED BY (Y) $8.36 AND (C) the total number of A&M Shares as adjusted hereby. The foregoing adjustment shall be made periodically as deemed practicable by the Company and the Affiliate and in any event an interim adjustment will be made on September 30, 1998.


          SECTION 2.  GENERAL

               (a)  REFERENCE TO AND EFFECT ON THE MANAGEMENT SERVICES
          AGREEMENT.

                    (i) On and after the effective date of this Amendment, each reference in the Management Services Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Management Services Agreement shall mean and be a reference to the Amended Agreement; and

                    (ii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein or therein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Company under, the Management Services Agreement or the Stock Subscription Agreement.

               (b) AMENDMENT. No modification or amendment of, or waiver under, this Amendment shall be valid unless in writing and signed by each of the parties hereto.

               (c) BINDING AGREEMENT. This Amendment and the Amended Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

               (d) AUTHORIZATION. Each of the Company, the Affiliate, A&M and Alvarez represents and warrants that its execution, delivery and performance of this Amendment has been duly authorized by all necessary corporate action.

               (e) GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York without regard to conflict of law principles.


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               (f)  SEVERABILITY.  If any term, provision, covenant or
     restriction herein is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby.

               (g) ENTIRE AGREEMENT. This Amendment and the Amended Agreement contain the entire understanding of the parties hereto respecting the subject matter hereof and supersedes all prior discussions and understandings.

               (h) COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by the Company, A&M, the Affiliate and Alvarez and receipt by the Company of written or telephonic notification of such execution and authorization of delivery thereof.


                  [Remainder of this page intentionally left blank.]

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          IN WITNESS THEREOF, the parties have executed this Amendment as of the day and year first above written.


                              ALVAREZ & MARSAL, INC.


                              By:  /s/ Antonio C. Alvarez
                                   ----------------------------
                              Its:     Vice President
                                   ----------------------------


                              A&M INVESTMENT ASSOCIATES #3, LLC


                              By:  /s/ Antonio C. Alvarez
                                   ----------------------------
                              Its:     Co-Manager
                                   ----------------------------

                              ANTONIO C. ALVAREZ II

                              /s/ Antonio C. Alvarez
                              ---------------------------------


                              WHEREHOUSE ENTERTAINMENT, INC.


                              By:  /s/ R.S. Kelleher
                                   ----------------------------
                              Its:     C.F.O.
                                   ----------------------------



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